UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

MATINAS BIOPHARMA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38022	46-3011414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

1545 Route 206 South, Suite 302 Bedminster, New Jersey	07921
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 484-8805

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MTNB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated with Exit or Disposal Activities.

Matinas BioPharma Holdings, Inc. (the “Company”) implemented an 80% workforce reduction effective as of October 31, 2024 (the “Reduction in Force”) and ceased all product development activities to conserve cash.

At this time the Company is not able to make a good faith determination of an estimate or a range of estimates as required by paragraphs (b), (c) and (d) of Item 2.05 of Form 8-K with respect to the Reduction in Force and the cessation of product development activities. The Company will file an amendment to this Current Report on Form 8-K after it makes a determination as to such estimate or range of estimates.

Item 2.06. Material Impairments.

The information in Item 2.05 above is incorporated herein by reference. At this time the Company is unable to make a good faith determination of an estimate or a range of estimates of the non-cash impairment charge or the impairment charge that will result in future cash expenditures related to the Reduction in Force and cessation of product development activities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In connection with the Reduction in Force, the employment of James Ferguson, M.D., the Company’s Chief Medical Officer, was terminated effective October 31, 2024.

The Company expects to enter into a separation agreement with Dr. Ferguson pursuant to which he will be eligible to receive severance payments equal to 12 months of his base salary at the rate in effect immediately prior to his termination over a period of 12 months, and the continuation of health and dental benefits for a period of 12 months, in exchange for executing a general release of claims in favor of the Company. Total payments to Dr. Ferguson will be approximately $500,000.

Item 7.01 Regulation FD Disclosure.

On October 31, 2024, the Company issued a press release announcing the Reduction in Force and cessation of product development activities. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On October 31, 2024, the Company announced that negotiations under the previously disclosed non-binding term sheet regarding global rights to its MAT2203 product candidate have been terminated following notification from the prospective partner. As a result, the Company implemented the Reduction in Force and has ceased all product development activities to conserve cash. The Company intends to retain an advisor to assist the Company with the potential asset sale of MAT2203, and will evaluate other alternatives including but not limited to winddown and dissolution of the Company.

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the potential sale of MAT 2203, and the evaluation of other alternatives for the Company, including a winddown or dissolution of the Company. All statements other than statements of historical fact are statements that could be forward-looking statements.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expects,” “anticipates,” “intends,” “plans,” “could,” “believes,” “estimates” and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, the Company’s ability to obtain additional capital to meet its liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; the ability to successfully complete research and further development and commercialization of our product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; our ability to protect the Company’s intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company’s products; and the other factors listed under “Risk Factors” in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The Company’s product candidates are all in a development stage and are not available for sale or use.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATINAS BIOPHARMA HOLDINGS, INC.

Dated: October 31, 2024	By:	/s/ Jerome D. Jabbour
	Name:	Jerome D. Jabbour
	Title:	Chief Executive Officer

-4-